EXHIBIT 10




                         AMENDMENT NO. 1

                    dated as of July 18, 1994

                               to

                        CREDIT AGREEMENT

                  dated as of November 2, 1993


          THIS AMENDMENT NO. 1 (this "Amendment"), dated as of July 18, 1994, among OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and CREDIT SUISSE, as Agent (the "Agent") (with capitalized terms used herein and not otherwise defined having the meaning ascribed thereto in the Credit Agreement hereinafter referred to),

                      W I T N E S S E T H:

          WHEREAS, the Borrower, the Banks and the Agent have entered into a Credit Agreement dated as of November 2, 1993 (the
"Credit Agreement");

          WHEREAS, the Borrower has requested, and the Banks and the Agent have agreed to, the amendments to the Credit Agreement more fully set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Agent agree as follows:

          1. Amendments. Upon and after this Amendment becomes effective, the Credit Agreement shall be amended as follows:

          (a) Section 1.01(a) shall be amended (i) by deleting the words "on the Agreement Date" and (ii) by deleting
     "$375,000,000" and inserting in lieu thereof "$475,000,000".

          (b)  Section 1.02(a) shall be amended by deleting
     "$275,000,000" and inserting "$375,000,000" in lieu thereof.

          (c)  Section 1.07(b) shall be amended by deleting
     "$50,000,000" in each instance where it appears and inserting in lieu thereof "$100,000,000".

          (d) Section 4.06 shall be amended by inserting the following after the end of clause (e) thereof and prior to the word "and":

          ", (f) Debt, designated by the Borrower from time to time, of the Borrower or of any Subsidiary in an aggregate amount not to exceed $110,000,000 in connection with and for the purpose of financing the acquisition or continued ownership by the Borrower or any Subsidiary of Pilkington Insulation Limited, Kitsons Insulation Products Limited and certain real property related thereto".

          (e) Section 4.06 shall be further amended by re-lettering the last clause thereof, presently clause (f), as clause (g).

          (f) The Credit Agreement shall be further amended by replacing all references therein to Section 4.06(f) with references to 4.06(g).

          (g) Section 4.08 shall be amended by inserting the following after the end of clause (h) thereof and prior to the word "and":

          ", (i) Investments made by the Borrower or any Subsidiary in Pilkington Insulation Limited and Kitsons Insulation Products Limited, each thereafter a Wholly Owned Subsidiary of Owens-Corning U.K. Limited, (j) Investments made by the Borrower, to the extent that consideration therefor consists of the Borrower's common stock".

          (h) Section 4.08 shall be further amended by re-lettering the last clause thereof, presently clause (i), as clause (k).

          (i) The Credit Agreement shall be further amended by replacing all references therein to Section 4.08(i) with references to 4.08(k).

          (j) Section 4.10 shall be amended by inserting the following after the end of clause (f) thereof and prior to the word "and":

          ", (g) the Guaranty by the Borrower, the obligations under which are subordinate and junior in right of payment to the Debt of the Borrower hereunder, providing for Guarantee Payments as defined and substantially as described in Schedule 4.10(g), with respect to certain obligations (not exceeding $230,000,000 in aggregate amount) of a Delaware limited liability company (the "LLC") in which all of the limited liability interests (other than certain preferred interests (the "MIPS") ordinarily having no voting or management rights) are owned directly or indirectly by the Borrower, (h) the Guaranty by the Borrower of the obligations of the Industrial Development Board of the City of Jackson, Tennessee (the "Board"), pursuant to the terms of the Undertaking Agreement, dated as of December 29, 1993, from the Borrower to each of The Prudential Insurance Company of America, BOT Financial Corporation and Morgan, Keegan & Company, Inc. of (A) the principal of the Notes (as defined in Appendix I to the Note Purchase Agreement, dated as of December 29, 1993, between the Board and The Prudential Insurance Company of America ("Appendix I")) in a maximum aggregate amount of $40,000,000 and
          (B) interest and Reinvestment Premium (as defined in said Appendix I), in each case in accordance with the terms and provisions of such Notes as in effect on the Amendment Effective Date of Amendment 1 to the Credit Agreement,".

          (k) Section 4.10 shall be further amended by re-lettering the last clause thereof, presently clause (g), as clause (i).

          (l) The Credit Agreement shall be further amended by replacing all references therein to Section 4.10(g) with references to 4.10(i).

          (m) Section 10.01 shall be amended by amending the definition of "Cash EBIT" to read in its entirety as follows:

               "'Cash EBIT' means, for any period, EBIT for such period plus (a) any amount deducted in the computation of EBIT for such period for (i) depreciation and amortization expense, (ii) additions to reserves accrued in connection with furnace rebuilding, (iii) additions to reserves with respect to actions, suits or proceedings against the Borrower or any Subsidiary with respect to claims arising out of the use of or exposure to asbestos products and (iv) additions to reserves relating to the restructuring charge accrued by the Borrower and its Subsidiaries during March 1994 minus
          (b) any amount added in the computation of EBIT for such period for reductions in reserves referred to in clause (a)(ii) or (iii) minus (c) to the extent not deducted or added, as appropriate, in the computation of EBIT for such period, the net after-tax amount of
          (i) actual cash disbursements during such period made with respect to claims arising out of the use of or exposure to asbestos products minus (ii) actual cash payments (including under insurance policies) received during such period with respect to claims arising out of the use of or exposure to asbestos products minus
          (d) to the extent not deducted in the computation of EBIT for such period, the amount of actual cash disbursements to the extent that such payments are charged against the restructuring reserves referred to in clause (a)(iv)."

          (n) Section 10.01 shall be further amended by inserting the following in the definition of "Permitted
     Subordinated Refinancing Debt" after the words "so repaid or repurchased" and before the period:

          "; it being understood that, Permitted Subordinated Refinancing Debt does not include any subordinated Debt of the Borrower that is incurred after the conversion into equity of existing Permitted Borrower Subordinated Debt, notwithstanding that the amount of such subordinated Debt, when issued, does not exceed the amount of such Permitted Borrower Subordinated Debt previously converted".

          (o) The Credit Agreement shall be further amended by deleting Annex A thereto and replacing it with Annex A hereto.

          (p)  Schedule 4.06(b) shall be amended by amending
     Section 1(b)(6) thereof to read in its entirety as follows:

          "(6) for all principal of and interest on all loans and other extensions of credit under any lines of credit, credit agreements or promissory notes from a bank or other financial institution (including, without limitation, any letters of credit, bankers' acceptances, performance bonds and other credit facilities under such borrowing arrangements), and all fees, expenses, reimbursements, indemnities, premiums and other amounts payable under such borrowing arrangements;".

          (q) The Credit Agreement shall be further amended by inserting after Schedule 4.10, a new Schedule 4.10(g), which
     Schedule is attached to this Amendment as Annex B.

          (r) The Credit Agreement shall be further amended by inserting in place of Exhibits A-1 and A-2 thereof, the attached replacement Exhibits A-1 and A-2.


          2.  Amendment Effective Date; Conditions to Borrowing
Increased Commitment Amounts.

          (a) This Amendment shall become effective as of the date first written above, but shall not become effective as of such date until this Amendment has been executed by the Borrower, the Banks and the Agent, and the Agent shall have received for the account of the Banks whose Commitments have been increased the upfront fees payable pursuant to the Letter Agreement dated June 22, 1994.

          (b) In the case of the initial Credit Extension which is a Utilization of the Increased Commitment Amounts (hereinafter defined), the obligation of each Bank to make its Loan on the occasion of such Credit Extension and the obligation of the Issuing Bank to issue a Letter of Credit on such occasion is subject to the fulfillment of each of the conditions listed in the attached Annex C, in addition to the conditions applicable thereto pursuant to Section 2.02 of the Credit Agreement. As used herein, the term "Utilization of the Increased Commitment Amounts" means (i) a Credit Extension constituting the issuance of a Letter of Credit which causes the aggregate amount available to be drawn under all outstanding Letters of Credit to exceed the limitation thereon contained in the proviso to the first sentence of Section 1.02(a) of the Credit Agreement without giving effect to the provisions of Section 1(b) of this Amendment, or (ii) a Credit Extension constituting a Loan by a Bank which would cause the aggregate unpaid principal amount of all Loans by such Bank to exceed the limitation thereon contained in Section 1.01(a) of the Credit Agreement, without giving effect to the provisions of
Section 1(a) of this Amendment.

          3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks as follows:

          (a) Power; Authorization. The Borrower has the corporate power, and has taken all necessary corporate action to authorize it, to execute, deliver and perform in accordance with its terms this Amendment and to perform in accordance with its terms the Credit Agreement as amended by this Amendment. This Amendment has been duly executed and delivered by the Borrower and is, and the Credit Agreement as amended by this Amendment is, a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

          (b) Required Approvals; Compliance with Law, etc. The execution, delivery and performance in accordance with its terms of this Amendment, and the performance in accordance with its terms of the Credit Agreement as amended by this Amendment, do not and will not (i) require any Governmental Approval or any consent or approval of the stockholders of the Borrower or of any Subsidiary other than consents and approvals that have been obtained and are listed on Schedule
     3.02 to the Credit Agreement, (ii) violate or conflict with, result in a breach of, or constitute a default under, (A) any Contract to which the Borrower or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or (B) any Applicable Law or (iii) result in or require the creation of any Lien upon any assets of the Borrower or any Consolidated Subsidiary except for Liens, if any, in favor of the Agent and the Banks arising under Sections 1.12 and 8.06 of the Credit Agreement.

          4. Survival. Each of the foregoing representations and warranties shall be made at and as of the date this Amendment becomes effective. Each of the representations and warranties made under the Credit Agreement as amended by this Amendment (and including those made herein) shall survive to the extent provided in the Credit Agreement and not be waived by the execution and delivery of this Amendment, or any investigation by the Agent or the Banks or any of them.

          5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New
York (without giving effect to its choice of laws principles).

          6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          7. Reference to Agreement. From and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                              OWENS-CORNING FIBERGLAS CORPORATION


                              By _______________________________
                                 Name:
                                 Title:


                              By _______________________________
                                 Name:
                                 Title:

                              CREDIT SUISSE, as Agent and as a
                              Bank


                              By ________________________________
                                 Name:
                                 Title:


                              ABN AMRO BANK, N.V.


                              By ________________________________
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK


                              By ________________________________
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA


                              By ________________________________
                                 Name:
                                 Title:

                              BARCLAYS BANK PLC


                              By ________________________________
                                 Name:
                                 Title:

                              CHEMICAL BANK

                              By _______________________________
                                 Name:
                                 Title:

                              CITIBANK, N.A.


                              By _______________________________
                                 Name:
                                 Title:

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By _______________________________
                                 Name:
                                 Title:

                              THE FUJI BANK, LIMITED


                              By ______________________________
                                 Name:
                                 Title:


                              MELLON BANK, N.A.


                              By ______________________________
                                 Name:
                                 Title:


                              THE MITSUBISHI BANK, LTD.
                              (CHICAGO BRANCH)


                              By _____________________________
                                 Name:
                                 Title:


                              THE NORTHERN TRUST COMPANY


                              By _____________________________
                                 Name:
                                 Title:



                              ROYAL BANK OF CANADA


                              By ____________________________
                                 Name:
                                 Title:


                              THE TORONTO-DOMINION BANK


                              By ___________________________
                                 Name:
                                 Title:


                              TRUST COMPANY BANK


                              By __________________________
                                 Name:
                                 Title:


                              By __________________________
                                 Name:
                                 Title:

                              KREDIETBANK, N.V.


                              By __________________________
                                 Name:
                                 Title:
                                                          Annex A

Banks, Lending Offices
 and Notice Addresses                   Commitment


CREDIT SUISSE                           $53,666,666.66

Domestic Lending Office:

Credit Suisse
Cayman Island Branch
c/o Credit Suisse
New York Branch
Tower 49
12 East 49th Street
New York, New York  10017

LIBOR Lending Office:

Credit Suisse
Cayman Island Branch
c/o Credit Suisse
New York Branch
Tower 49
12 East 49th Street
New York, New York  10017

Notice Address:

Credit Suisse
Tower 49
12 East 49th Street
New York, New York  10017

Telex No.:    420149 CRESWIS
Telecopy No.: (212) 238-5073
Telephone No.:(212) 238-5082

Attention:  Barry Zamore

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE BANK OF NEW YORK                    $41,666,666.67

Domestic Lending Office:

The Bank of New York
One Wall Street
New York, New York  10286

Eurodollar Lending Office:

The Bank of New York
One Wall Street
New York, New York  10286

Notice Address:

One Wall Street, 22nd Floor
New York, New York  10286

Telex No.:     62763UW
Telecopy No.:  (212) 635-6397
Telephone No.: (212) 635-6725

Attention:     Susan Baratta/Madlyn Myrick

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE BANK OF NOVA SCOTIA                 $44,333,333.33

Domestic Lending Office:

The Bank of Nova Scotia
600 Peachtree Street, N.E.
Atlanta, Georgia  30308

Eurodollar Lending Office:

The Bank of Nova Scotia
600 Peachtree Street, N.E.
Atlanta, Georgia  30308

Notice Address:

600 Peachtree Street, N.E.
Atlanta, Georgia  30308

Telex No.:     542319 (Scotia A&L)
Telecopy No.:  (404) 888-8988
Telephone No.: (404) 877-8552

Attention:     Phyllis Walker

Banks, Lending Offices
 and Notice Addresses                   Commitment

BARCLAYS BANK PLC                       $19,000,000

Domestic Lending Office:

Barclays Bank plc
75 Wall Street
New York, New York  10265

Eurodollar Lending Office:

Barclays Bank plc
75 Wall Street
New York, New York  10265

Notice Address:

222 Broadway, 12th Floor
New York, New York  10038

Telex No.:     126946
Telecopy No.:  (212) 412-4090
Telephone No.: (212) 412-5876

Attention:     Nitin Sangle

Banks, Lending Offices
 and Notice Addresses                   Commitment

ROYAL BANK OF CANADA                    $44,333,333.33

Domestic Lending Office:

Royal Bank of Canada
Pierrepont Plaza
300 Cadman Plaza, 15th Floor
Brooklyn, New York  11201-2701

Eurodollar Lending Office:

Royal Bank of Canada
Pierrepont Plaza
300 Cadman Plaza, 15th Floor
Brooklyn, New York  11201-2701

Notice Address:

Royal Bank of Canada
Pierrepont Plaza
300 Cadman Plaza, 15th Floor
Brooklyn, New York  11201-2701

Telex No.:     62519 ROYBAN or 420464 RBOC UI
Telecopy No.:  (718) 522-6292
Telephone No.: (212) 858-7183

Attention:     Elizabeth Gonzalez

Banks, Lending Offices
 and Notice Addresses                   Commitment

CHEMICAL BANK                           $44,333,333.33

Domestic Lending Office:

Chemical Bank
270 Park Avenue
New York, New York  10017

Eurodollar Lending Office:

Chemical Bank
270 Park Avenue
New York, New York  10017

Notice Address:

270 Park Avenue
New York, New York  10017

Telex No.:
Telecopy No.:  (212) 682-8937
Telephone No.: (212) 270-4812

Attention:     Linda Hill

Banks, Lending Offices
 and Notice Addresses                   Commitment

ABN AMRO BANK, N.V.                     $12,666,666.67

Domestic Lending Office:

ABN AMRO Bank,
Pittsburgh Branch
One PPG Place, Suite 2950
Pittsburgh, Pennsylvania  15222

Eurodollar Lending Office:

ABN AMRO Bank,
Pittsburgh Branch
One PPG Place, Suite 2950
Pittsburgh, Pennsylvania  15222

Notice Address:

One PPG Place, Suite 2950
Pittsburgh, Pennsylvania  15222

Telex No.:     199162
Telecopy No.:  (412) 566-2266
Telephone No.: (412) 566-2250

Attention:     Michelle Guza/Monica Meis

Banks, Lending Offices
 and Notice Addresses                   Commitment

CITIBANK, N.A.                          $25,333,333.33

Domestic Lending Office:

Citibank, N.A.
399 Park Avenue
New York, New York

Eurodollar Lending Office:

Citibank, N.A.
399 Park Avenue
New York, New York

Notice Address:

200 South Wacker Drive
31st Floor
Chicago, Illinois  60606

Telex No.:
Telecopy No.:  (312) 993-6706
Telephone No.: (312) 993-3094

Attention:     Steven Niceforo

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE FIRST NATIONAL BANK OF CHICAGO      $25,333,333.33

Domestic Lending Office:

The First National Bank of Chicago
One First National Plaza
Chicago, IL  60670

Eurodollar Lending Office:

The First National Bank of Chicago
One First National Plaza
Chicago, IL  60670

Notice Address:

One First National Plaza
Suite 0634
Chicago, IL  60670

Telex No.:     4330253  FNBCUI
Telecopy No.:  (312) 732-4840
Telephone No.: (312) 732-7659/6294

Attention:     Ernest Mesidera/Charlene Hicks

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE FUJI BANK, LIMITED                  $31,666,666.67

Domestic Lending Office:

The Fuji Bank, Limited
225 West Wacker Drive, Suite 2000
Chicago, IL  60606

Eurodollar Lending Office:

The Fuji Bank, Limited
225 West Wacker Drive, Suite 2000
Chicago, IL  60606

Notice Address:

The Fuji Bank, Limited
225 West Wacker Drive, Suite 2000
Chicago, IL  60606

Telex No.:     253114 FUJI CGO
Telecopy No.:  (312) 621-0539/419-3677
Telephone No.: (312) 621-0538

Attention:     Cely Tanghal

Banks, Lending Offices
 and Notice Addresses                   Commitment

MELLON BANK, N.A.                       $29,000,000

Domestic Lending Office:

Mellon Bank, N.A.
Three Mellon Bank Center
Pittsburgh, PA  15259

Eurodollar Lending Office:

Mellon Bank, N.A.
Three Mellon Bank Center
Pittsburgh, PA  15259

Notice Address:

Mellon Bank, N.A.
Three Mellon Bank Center
Pittsburgh, PA  15259

Telex No.:     199103 or 199151
Telecopy No.:  (412) 234-5049/236-2027
Telephone No.: (412) 234-4749

Attention:     Rose Covel

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE MITSUBISHI BANK, LTD.               $19,000,000
  (CHICAGO BRANCH)

Domestic Lending Office:

115 S. LaSalle St., Suite 2100
Chicago, IL  60603

Eurodollar Lending Office:

115 S. LaSalle St., Suite 2100
Chicago, IL  60603

Notice Address:

The Mitsubishi Bank, Ltd.
  (Chicago Branch)
115 S. LaSalle St., Suite 2100
Chicago, IL  60603


Telex No.:     255267 or 284339 BISHIBANK CGO
Telecopy No.:  (312) 263-2555
Telephone No.: (312) 269-0473

Attention:     Manager, Loan Administration

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE NORTHERN TRUST COMPANY              $25,333,333.33

Domestic Lending Office:

The Northern Trust Co.
50 S. LaSalle St.
Chicago, IL  60675

Eurodollar Lending Office:

The Northern Trust Co.
50 S. LaSalle St.
Chicago, IL  60675

Notice Address:

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL  60675


Telex No.:     254419 or 270514 NORTRUST CGO
Telecopy No.:  (312) 444-3508
Telephone No.: (312) 444-4567

Attention:     Paul Beierwaltes

Banks, Lending Offices
 and Notice Addresses                   Commitment

THE TORONTO-DOMINION BANK               $31,666,666.67

Domestic Lending Office:

The Toronto-Dominion Bank
909 Fannin, Suite 1700
Houston, TX  77010

Eurodollar Lending Office:

The Toronto-Dominion Bank
909 Fannin, Suite 1700
Houston, TX  77010

Notice Address:

The Toronto-Dominion Bank
909 Fannin, Suite 1700
Houston, TX  77010


Telex No.:     177047 TORDOM FXNY
Telecopy No.:  (713) 951-9921
Telephone No.: (713) 653-8281

Attention:     Frederic B. Hawley

Banks, Lending Offices
 and Notice Addresses                   Commitment

TRUST COMPANY BANK                      $15,000,000

Domestic Lending Office:

Trust Company Bank
25 Park Place
Atlanta, GA  30303

Eurodollar Lending Office:

Trust Company Bank
25 Park Place
Atlanta, GA  30303

Notice Address:

Trust Company Bank
25 Park Place
Atlanta, GA  30303


Telex No.:     542210
Telecopy No.:  (404) 588-8505
Telephone No.: (404) 588-7077

Attention:     Dereka G. Binns

Banks, Lending Offices
 and Notice Addresses                   Commitment

KREDIETBANK                             $12,666,666.67

Domestic Lending Office:

Kredietbank
125 West 55th Street
New York, New York  10019

Eurodollar Lending Office:

Kredietbank
125 West 55th Street
New York, New York  10019

Notice Address:

Kredietbank
125 West 55th Street
New York, New York  10019

Telex No.:
Telecopy No.:  (212) 956-5580
Telephone No.: (212) 541-0727

Attention:     John Thierfelder

                                                          Annex B


                                                 Schedule 4.10(g)


                  DESCRIPTION OF MIPS GUARANTY


          Owens-Corning Fiberglas Corporation (the "Guarantor") will irrevocably and unconditionally agree, to the extent set forth below, to pay in full to the holders of the MIPS (as defined in Section 4.10), or otherwise fulfill obligations to such holders with respect to, the below-defined Guarantee Payments (except to the extent paid by the LLC (as defined in Section 4.10, hereinafter the "Company")), as and when due, regardless of any defense, right of set-off or counterclaim which the Company may have or assert. The following payments and obligations, to the extent not paid or fulfilled, as the case may be, by the Company (the "Guarantee Payments") will be subject to the guarantee (without duplication): (i) any accumulated arrears and accruals of unpaid dividends which have been theretofore declared on the MIPS of moneys legally available therefor, (ii) the redemption price (including all accumulated arrears and accruals of unpaid dividends) payable with respect to MIPS called for redemption by the Company as an optional redemption or otherwise out of funds available to the Company, (iii) the lesser of (a) the aggregate of the liquidation preference and all accumulated arrears and accruals of unpaid dividends (whether or not declared) to the date of payment and (b) the amount of remaining assets of the Company, (iv) conversion or exchange of the MIPS for shares of the capital stock of the Guarantor and (v) any Additional Amounts payable by the Company. The Guarantor's obligation to make a Guarantee Payment that constitutes a payment may be satisfied by direct payment of the required amounts by the Guarantor to the holders of MIPS or by causing the Company to pay such amounts to such holders. The Guarantor's obligation to make a Guarantee Payment that constitutes a conversion may be satisfied by the issuance of shares of the capital stock of the Guarantor to the holders of MIPS. For purposes of this paragraph, "Additional Amounts" means any amounts to be paid by the Guarantor so that the net amounts received by the holders of the MIPS, after any withholding or deduction of taxes, duties, assessments or governmental charges required by law, will equal the amount which would have been receivable in respect of the MIPS in the absence of such withholding or deduction, except that no such Additional Amounts will be payable to a holder of MIPS (or a third party on his behalf) with respect to any of the MIPS
(a) if such holder is liable for such taxes, duties, assessments or governmental charges in respect of the MIPS by reason of such holder's having some connection with the United States, any State thereof or any other jurisdiction through which or from which such payment is made, other than being a holder of the MIPS, or
(b) if the Company or the Guarantor has notified such holder of the obligation to withhold taxes and requested but not received from such holder a declaration of non-residence or other similar claim for exemption, and such withholding or deduction would not have been required had such declaration or similar claim been received.

                                                  Annex C


    CONDITIONS TO UTILIZATION OF INCREASED COMMITMENT AMOUNTS



(1) Each Bank shall have received a duly prepared and executed replacement Domestic Note and replacement LIBOR Note, reflecting in each case the Commitment of such Bank as reflected on said revised Annex A;

(2) The Agent shall have received, with sufficient copies for each Bank, each of the following, in form and substance satisfactory to the Agent:

          (a) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date of such Credit Extension, substantially in the form of Annex C-1 attached hereto, to which shall be attached the copies of the resolutions referred to in such certificate;

          (b) a good standing certificate with respect to the Borrower, issued as of a recent date by the Secretary of State or other appropriate official of the jurisdiction of the Borrower's incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

          (c) an opinion of the General Counsel of the Borrower, dated the date of such Credit Extension, substantially in the form attached hereto as Annex C-2, and acceptable to the Agent; and

          (d) Subsidiary Confirmations from each of the Borrower's Wholly-Owned Domestic Subsidiaries, in the form attached hereto as Annex C-3.